UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois	60106
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 below, the annual meeting of stockholders (the “Annual Meeting”) of Rubicon Technology, Inc. (the “Company”) was held on May 3, 2017. At this meeting, the Company’s stockholders approved, by an affirmative vote of the majority of the Company’s outstanding shares of common stock: (i) an amendment to the Company’s Eighth Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split”) in a range of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of the Board of Directors (the “Board”); and (ii) an amendment to the Certificate of Incorporation to decrease the Company’s authorized number of shares of common stock to three times the number of shares of the Company’s common stock outstanding immediately following the Reverse Stock Split, rounded up to the nearest 100,000 shares ((i) and (ii) collectively, the “Reverse Stock Split Amendment”). The Board previously approved the Reverse Stock Split Amendment and recommended that it be submitted to the Company’s stockholders for approval. On May 3, 2017, following the Annual Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-10, and approved the corresponding final form of the Certificate of Amendment containing the Reverse Stock Split Amendment, and the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split Amendment and the Reverse Stock Split will be effective as of 12:01 a.m. (Delaware time) on May 5, 2017.

As a result of the Reverse Stock Split, at the effective time thereof, every 10 shares of issued and outstanding common stock will be automatically combined into one issued and outstanding share of common stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be paid in cash in a proportionate amount based on the average closing price of the common stock as reported by The NASDAQ Capital Market for the thirty trading days immediately preceding the date of the Reverse Stock Split. The Reverse Stock Split will reduce the number of shares of common stock outstanding from approximately 27.1 million shares to 2.7 million shares, subject to adjustment for the payment of cash in lieu of fractional shares. Pursuant to the terms of the Reverse Stock Split Amendment, at the effective time thereof, the number of authorized shares of common stock under the Certificate of Incorporation will be reduced from 40,000,000 to 8,200,000 and, consequently the Company’s total number of authorized shares of stock will be reduced from 45,000,000 to 13,200,000.

The common stock will begin trading on a Reverse Stock Split-adjusted basis on The NASDAQ Capital Market at the commencement of trading on May 5, 2017. The trading symbol for the common stock will remain “RBCN.” The new CUSIP number for the common stock following the Reverse Stock Split will be 78112T206.

The foregoing description of the Reverse Stock Split Amendment is qualified in its entirety by reference to the full text of such amendment, which is filed herewith as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 3, 2017, the proposals set forth below were submitted to a vote of the Company’s stockholders. Stockholders of record as of March 10, 2017 were entitled to vote at the meeting. As of March 10, 2017, the Company had 26,878,891 shares of common stock outstanding. The final voting results are as follows:

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	Approval of an amendment to the Certificate of Incorporation to declassify the Board and provide for annual elections of directors	13,315,913	212,471	14,050	9,336,302

2.	Approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of the common stock at a ratio to be determined by the Board within a specified range	22,213,347	624,136	41,253	—

3.	Approval of an amendment of the Certificate of Incorporation to decrease the authorized number of shares of common stock	22,436,958	323,758	118,020	—

		For	Withhold		Broker Non-Votes
4.	Election of Susan M. Westphal as a Class I director to serve for a three-year term	13,215,982	326,452	—	9,336,302

		For	Against	Abstain	Broker Non-Votes
5.	Ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017	22,720,243	62,304	96,189	—

6.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers	12,704,078	667,617	170,739	9,336,302

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
7.	A non-binding advisory vote on the frequency of stockholder votes on executive compensation	10,607,788	19,024	2,825,822	89,800	—

As described in the Company’s definitive proxy statement for the Annual Meeting filed on April 11, 2017, under the Certificate of Incorporation, Proposal 1 required approval by the affirmative vote of not less than 75% of the Company’s shares of common stock outstanding and entitled to vote at the Annual Meeting. Proposal 1 did not receive such requisite approval at the Annual Meeting. Therefore, the Board will remain classified.

Based upon the voting results on Proposal 7, as set forth above, and consistent with the Board's recommendation, the Board has determined that non-binding advisory votes on executive compensation will be submitted to the Company’s stockholders on an annual basis until the next required vote on the frequency of stockholder votes on executive compensation.

Item 7.01	Regulation FD Disclosure.

On May 4, 2017, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1.

The above information (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description
3.1*	Certificate of Amendment to Eighth Amended and Restated Certificate of Incorporation.
99.1**	Press release dated May 4, 2017.

*      Filed herewith.

**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: May 4, 2017	By:	/s/ Mardel A. Graffy
	Name:	Mardel A. Graffy
	Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Description
3.1*	Certificate of Amendment to Eighth Amended and Restated Certificate of Incorporation.
99.1**	Press release dated May 4, 2017.

*      Filed herewith.

**    Furnished herewith.

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